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                                                                    Exhibit 10.3


                      AGREEMENT OF GUARANTY AND SURETYSHIP
                                    (PAYMENT)

         In order to induce PNC BANK, NATIONAL ASSOCIATION, a national banking association, with its principal office at One PNC Plaza, 249 Fifth Avenue, P1-POPP-19-2, Pittsburgh, Pennsylvania 15222-2707, Attention: Real Estate Banking (hereinafter called "Lender"), to make a mortgage loan in the principal amount of (the "Loan") to INTERSTATE PITTSBURGH HOTEL HOLDINGS, L.L.C., a Delaware limited liability company ("Borrower") pursuant to a certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), undersigned, intending to be legally bound, and for good and valuable consideration, receipt of which is hereby acknowledged, covenants and agrees as follows:

         1. In this Agreement of Guaranty and Suretyship (this "Agreement"), the following terms shall have the meanings specified in this Section 1 unless the context otherwise requires and all other capitalized terms used and not otherwise expressly defined herein shall have the meaning ascribed to such terms in the Loan Agreement:

         "Loan Debt Service" shall mean the sum of all interest payments as shall become due under the provisions of the Note (as hereinafter defined) and Loan Agreement.

         2. Subject to the provisions of Section 3 hereof, if applicable, undersigned unconditionally guarantees and become surety for the full and timely payment, whether by declaration, acceleration or otherwise, by Borrower of the principal of and interest on all the following (hereinafter collectively referred to as the "Obligations"):

                  (i) all principal, interest and other sums due or to become due under that certain Mortgage Note, of even date herewith, given by Borrower to Lender in the principal amount of Seven Million Five Hundred Sixty Thousand Dollars ($7,560,000), as the same may be amended, supplemented, renewed or replaced from time to time (the "Note"), and

                  (ii) all sums now or hereafter to be paid by either or both Borrower under all other agreements, instruments and documents given to Lender to evidence, secure or otherwise support the indebtedness evidenced by the Note (all such agreements, instruments and documents, including the Note, as the same may be amended, supplemented, renewed or replaced from time to time being hereinafter referred to as the "Loan Documents").

         3. Notwithstanding any other provision contained in this Agreement to the contrary, the Obligations of the undersigned hereunder shall be limited to
(a) the amount of $3,000,000 plus (b) all unpaid Loan Debt Service calculated at the rate or rates set forth in Section 3.1 of the Loan Agreement. At any given time, the Obligations of the undersigned hereunder determined pursuant to this Paragraph 3 are referred to as the "Liability Limitation".

         The Liability Limitation shall be reduced by payments made directly by the undersigned to the Lender after acceleration of the indebtedness evidenced by the Note and shall not include any amounts received by the Lender from any other party or source or realized as a result of the


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exercise of the rights in collateral furnished by any other party or source, including, without limitation, the Borrower. In order for a payment to be construed as having been made directly by the undersigned, the undersigned shall cause such payment to be delivered in person or by mail, to any Vice-President of the Lender's Real Estate Banking Department or by wire with written confirmation to any Vice-President of the Lender's Real Estate Banking Department and such payment shall contain a written statement by undersigned that such payment is being made in satisfaction of its Obligations, subject to the Liability Limitation under this Agreement.

         4. Undersigned agrees to pay the Obligations, subject to the Liability Limitation immediately when due, irrespective of whether or not any one or more of the following events have occurred: (i) Lender has made any demand on Borrower; (ii) Lender has taken any action of any nature against Borrower; (iii) Lender has pursued any rights which Lender has against any other person who may be liable for any of the Obligations; (iv) Lender holds or has resorted to any security for any of the Obligations; or (v) Lender has invoked any other remedies or rights Lender has available with respect to any of the Obligations. The liability of undersigned as surety and guarantor is unconditional. Undersigned therefore agrees to pay the Obligations even if any of the Loan Documents, or any part thereof, are for any reason invalid or unenforceable. Undersigned further agrees to make full payment to Lender even if circumstances exist which otherwise constitute a legal or equitable discharge of undersigned as surety or guarantor.

         5. Undersigned waives and agrees not to enforce any of the rights of undersigned against Borrower unless and until Borrower are no longer liable in any respect to Lender, including, but not limited to: (i) any right of undersigned to be subrogated in whole or in part to any right or claim with respect to any of the Obligations or any portion thereof to Lender which might otherwise arise from partial payment or performance by undersigned to Lender on account of the Obligations or any portion thereof; and (ii) any right of undersigned to require the marshaling of assets of Borrower which might otherwise arise from partial payment or performance by undersigned to Lender on account of the Obligations or any portion thereof.

         6. Undersigned waives any and all notice with respect to: (i) acceptance by Lender of this Agreement or any of the Loan Documents; and (ii) the provisions of any of the Loan Documents or any other instrument or agreement relating to the Obligations; and (iii) any default in connection with the Obligations.

         7. Undersigned waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and notice of non-payment in connection with the Obligations.

         8. Undersigned agrees that Lender may do any of the following without notice to undersigned and without adversely affecting the validity or enforceability of this Agreement or any other agreement, document or instrument given by undersigned to Lender in connection with this Agreement or the Obligations, including, without limitation, any mortgage or other security instrument given by undersigned to secure its Obligations under this Agreement:
(i) release, surrender, exchange, compromise or settle the Obligations, or any part thereof; (ii) change, renew or waive the terms of the Obligations, or any part thereof; (iii) change, renew or waive the terms of any of the Loan Documents or any other note, instrument or agreement relating to the Obligations, such rights in Lender to include without limitation the right to change the rate of interest charged to Borrower (in which event the Obligations shall be deemed also to include all interest at such changed rate); (iv) grant any extension or indulgence with respect to the payment


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or performance of the Obligations or any part thereof; (v) enter into any agreement of forbearance with respect to the Obligations, or any part thereof;
(vi) release, surrender, exchange or compromise any security held by Lender for any of the Obligations; (vii) release any person who is a guarantor or surety or who has agreed to purchase the Obligations or any part thereof; and (viii) release, surrender, exchange or compromise any security or lien held by Lender for the liabilities of any person who is guarantor or surety for the Obligations or any part thereof. Undersigned agrees that Lender may do any of the above as Lender deems necessary or advisable, in Lender's sole discretion, without giving any notice to undersigned, and that undersigned will remain liable for full payment and performance of the Obligations, subject to the Liability Limitation. If at any time all or any part of any payment theretofore applied by Lender to any of the liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of either Borrower), such liability shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by Lender had not been made.

         9. Undersigned, as security for the obligations of the undersigned hereunder, pledges to Lender, and grants to Lender a security interest in and a right of set-off against, all moneys, deposits and other property of any kind owned by undersigned or in which undersigned has an interest and which are or shall be in the possession or control of Lender at any time for any reason whatsoever.

         10. Undersigned agrees that no failure on the part of Lender to exercise any of its rights under this Agreement shall be a waiver of such rights or a waiver of any default by undersigned. Undersigned further agrees that no waiver or modification of any rights of Lender under this Agreement shall be effective unless in writing and signed by an authorized officer of Lender. Undersigned further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of Lender in any other respect.

         11. Undersigned agrees to pay all costs and expenses, including attorneys' fees, incurred by Lender in enforcing this Agreement against undersigned. Undersigned further agrees to pay all costs and expenses, including attorneys' fees, incurred by Lender in collecting or enforcing or attempting to collect or enforce the Obligations.

         12. Undersigned acknowledges that Lender may, in its sole discretion, elect to enforce this Agreement for the total Obligations, subject to the Liability Limitation or any part thereof, against undersigned without any duty or responsibility to pursue any other person or entity and that such an election by Lender shall not be a defense to any action Lender may elect to take against undersigned.

         13. Undersigned agrees that this Agreement shall be binding upon undersigned, and undersigned's respective heirs, executors, administrators, successors or assigns, and that the death or disability of any person shall in no way impair or affect this Agreement or the power of attorney to confess judgment as hereinafter provided, either with respect to the estate of the


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person so dying, which shall continue to be bound, or otherwise. Undersigned further agrees that this Agreement shall inure to the benefit of Lender, its successors and assigns.

         14. Undersigned agree that this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Undersigned agrees that the Courts of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania shall have exclusive jurisdiction and venue with respect to all actions by or against undersigned under or pursuant to this Agreement and hereby consents to the jurisdiction of such courts and to service of process, effective upon receipt by personal service, overnight express delivery or registered or certified mail to undersigned at the address given below undersigned's signature hereto. Undersigned shall promptly notify Lender in writing of any change in undersigned's address.

         15. Undersigned recognizes that this agreement when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without any consideration.

         16. Until payment in full of all Bank Debt, satisfaction of all of Borrower's other obligations under the Loan Documents, the undersigned shall comply at all times with the following covenants (as reflected on the financial statements of the undersigned prepared and delivered to the Lender in accordance with Exhibit C Section (c) of the Loan Agreement):

                  (i) Cash and Cash Equivalents. The amount of the undersigned's Cash and Cash Equivalents shall not be less than $8,000,000 at any given time;

                  (ii) Debt Multiple Ratio. The Debt Multiple Ratio with respect to undersigned shall not exceed 3.00 to 1.00;

                  (iii) Current Ratio. The undersigned shall maintain a Current Ratio of at least 1.25 to 1.00; and

                  (iv) Net Worth. The Net Worth of undersigned shall not be less than $50,000,000 excluding minority interest.


         17. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

         18. CONFESSION OF JUDGMENT. UNDERSIGNED ACKNOWLEDGES THAT (A) IT HAS READ AND UNDERSTAND, AFTER CONSULTATION WITH ITS COUNSEL, THAT THE PROVISIONS OF THE FOLLOWING PARAGRAPH COULD ENABLE LENDER TO OBTAIN A JUDGMENT AGAINST UNDERSIGNED AND COMMENCE EXECUTION PROCEEDINGS THAT COULD RESULT IN THE SEIZURE OF ASSETS OF UNDERSIGNED, IN EITHER CASE, WITHOUT UNDERSIGNED HAVING THE BENEFIT OF PRIOR NOTICE OF A HEARING; AND (B) UNDERSIGNED NEVERTHELESS KNOWINGLY AND VOLUNTARILY AGREES TO SUCH POSSIBLE CONSEQUENCES AND THE PROVISIONS OF THE FOLLOWING PARAGRAPH.


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          UNDERSIGNED HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN
THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR UNDERSIGNED AND, WITH OR WITHOUT
A COMPLAINT OR DECLARATION FILED, CONFESS A JUDGMENT OR JUDGMENTS AGAINST UNDERSIGNED IN ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA, AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN DOCUMENTS,
IN FAVOR OF LENDER OR ITS SUCCESSORS OR ASSIGNS FOR THE UNPAID PRINCIPAL BALANCE OF THE NOTE, AND ALL INTEREST THEREON, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF 10% FOR COLLECTION. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, AND MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS LENDER OR ITS SUCCESSORS OR ASSIGNS SHALL DEEM NECESSARY OR DESIRABLE. THE VALIDITY OF ANY JUDGMENT ENTERED UNDER THE AUTHORITY OF THIS WARRANT SHALL NOT BE ADVERSELY AFFECTED BY THE OCCURRENCE OF ANY OF THE EVENTS DESCRIBED IN PARAGRAPH 8 OF THIS AGREEMENT AND ANY SUCH JUDGMENT SHALL BE FULLY ENFORCEABLE UP TO THE AMOUNT OF THE OBLIGATIONS AT THE TIME ENFORCEMENT OF THE JUDGMENT IS SOUGHT, PLUS AN ATTORNEY'S COMMISSION OF 10% FOR COLLECTION, EVEN THOUGH ANY OF THE EVENTS DESCRIBED IN PARAGRAPH 8 HAVE OCCURRED. UNDERSIGNED HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID PROCEEDINGS, WAIVES STAY OF EXECUTION, STAY, CONTINUANCE OR ADJOURNMENT OF SALE ON EXECUTION, THE RIGHT TO PETITION TO SET ASIDE OR ORDER A RESALE, THE RIGHT TO EXCEPT TO THE SHERIFF'S SCHEDULE OF PROPOSED DISTRIBUTION, THE RIGHT OF INQUISITION AND EXTENSION OF TIME OF
PAYMENT, AND AGREES TO CONDEMNATION OF ANY PROPERTY LEVIED UPON BY VIRTUE OF ANY EXECUTION ISSUED ON ANY SUCH JUDGMENT, AND UNDERSIGNED SPECIFICALLY WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR MAY HEREAFTER BE EXEMPT UNDER ANY EXISTING OR FUTURE LAWS OF THE UNITED STATES OF AMERICA OR THE COMMONWEALTH OF PENNSYLVANIA OR OF ANY OTHER JURISDICTION.

         19. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         20. UNDERSIGNED WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY UNDERSIGNED AND UNDERSIGNED ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY


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OR NULLIFY ITS EFFECT. UNDERSIGNED FURTHER ACKNOWLEDGES THAT UNDERSIGNED HAVE
BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT UNDERSIGNED HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. UNDERSIGNED AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1601, ET SEQ.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]



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         IN WITNESS WHEREOF, undersigned, intending to be legally bound, has executed this Agreement as of the 14th day of February, 2000.

WITNESS:


                                            INTERSTATE HOTELS CORPORATION,
                                            a Maryland corporation

                                            By: /s/ J. WILLIAM RICHARDSON
                                               ---------------------------------
                                            Title: Vice Chairman and CFO
------------------------------                    ------------------------------